                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 5, 2000


                       PEGASUS COMMUNICATIONS CORPORATION
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               (Exact Name of Registrant as Specified in Charter)




       Delaware                    0-21389                  51-0374669
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  (State or Other                (Commission               (IRS Employer
  Jurisdiction of                File Number)            Identification No.)
   Incorporation)


      c/o Pegasus Communications Management Company, 225 City Line Avenue,
                   Suite 200, Bala Cynwyd, Pennsylvania 19004
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 888-438-7488
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          (Former Name or Former Address, if Changed Since Last Report)


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         Pegasus Communications Corporation's registration statement on form S-4
(file no. 333-31080) containing substantially the same information required in this form to report the acquisition of Golden Sky Holdings, Inc., became effective on February 29, 2000 and accordingly the acquisition of Golden Sky was "previously reported" within the meaning of the General Instructions to Form
8-K. Since the number of shares actually issued to stockholders and former employees of Golden Sky does not materially affect the pro forma financial information set forth in the registration statement, the acquisition of Golden Sky is reported under Item 5 below.

Item 5.           Other Events.

         Acquisition of Golden Sky

         On May 5, 2000, Pegasus acquired Golden Sky through the merger of a subsidiary of Pegasus into Golden Sky. Prior to the merger, Golden Sky was the second largest independent provider of DIRECTV. Golden Sky operated in 23 states and its territories included approximately 1.8 million households and 345,000 subscribers.

         In connection with the merger, Pegasus issued 6,090,145 shares of its Class A common stock to stockholders and former employees of Golden Sky at a price of $95.07 per share, the average closing price per share, five days prior and subsequent to the merger announcement. In addition, holders of Golden Sky options received options to purchase an aggregate of 348,964 shares of Pegasus' Class A common stock. Pegasus also granted registration rights to certain of Golden Sky's stockholders, including Alta Communications VI, L.P. and two of its affiliates and Spectrum Equity Investors L.P. and one of its affiliates.

         Pursuant to the acquisition of Golden Sky, the registration rights agreement and amended voting agreement were entered into and Robert F. Benbow, William P. Collatos and Ted S. Lodge were elected to Pegasus' board of directors as the designees of Alta, Spectrum and Marshall W. Pagon, respectively, under the amended voting agreement.

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

         (a)  Financial Statements of Business Acquired.

              Not Applicable

         (b)  Pro Forma Financial Information.

              Not Applicable

         (c)  Exhibits.

                     2.1 Agreement and Plan of Merger, dated January 10, 2000, as amended on January 25, 2000, by and among Pegasus Communications Corporation, Golden Sky Holdings, Inc. Pegasus GSS Merger Sub, Inc., a wholly-owned subsidiary of Pegasus and certain stockholders of Pegasus and Golden Sky (which is incorporated by reference herein to Exhibit 2.1 to Pegasus' Registration Statement on Form S-4 (File No. 333-31080)).

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                     10.1        Amended and Restated Voting Agreement, dated
                                 May 5, 2000, among Pegasus Communications
                                 Corporation, Fleet Venture Resources, Inc.,
                                 Fleet Equity Partners VI, L.P., Chisholm
                                 Partners III, L.P., and Kennedy Plaza Partners, Spectrum Equity Investors, L.P. and Spectrum Equity Investors II, L.P., Alta Communications VI, L.P., Alta Subordinated Debt Partners III, L.P. and Alta-Comm S BY S, LLC, and Pegasus Communications Holdings, Inc., Pegasus Capital, L.P., Pegasus Scranton Offer Corp, Pegasus Northwest Offer Corp, and Marshall W. Pagon, an individual.

                     10.2 Registration Rights Agreement dated May 5, 2000 among Pegasus Communications Corporation and the parties thereto.













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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PEGASUS COMMUNICATIONS CORPORATION



                                            By:  /s/ Scott A. Blank
                                                 -----------------------------
                                                 Scott A. Blank
                                                 Vice President

May 19, 2000












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                                  EXHIBIT INDEX


Exhibit Number           Description of Document
--------------           -----------------------

2.1 Agreement and Plan of Merger, dated January 10, 2000, as amended on January 25, 2000, by and among Pegasus Communications Corporation, Golden Sky Holdings, Inc. Pegasus GSS Merger Sub, Inc., a wholly-owned subsidiary of Pegasus and certain stockholders of Pegasus and Golden Sky (which is incorporated by reference herein to Exhibit 2.1 to Pegasus' Registration Statement on Form S-4 (File No. 333-31080)).

10.1 Amended and Restated Voting Agreement, dated May 5, 2000, among Pegasus Communications Corporation, Fleet Venture Resources, Inc., Fleet Equity Partners VI, L.P., Chisholm Partners III, L.P., and Kennedy Plaza Partners, Spectrum Equity Investors, L.P. and Spectrum Equity Investors II, L.P., Alta Communications VI, L.P., Alta Subordinated Debt Partners III, L.P. and Alta-Comm S BY S, LLC, and Pegasus Communications Holdings, Inc., Pegasus Capital, L.P., Pegasus Scranton Offer Corp, Pegasus Northwest Offer Corp, and Marshall
                         W. Pagon, an individual.

10.2 Registration Rights Agreement dated May 5, 2000 among Pegasus Communications Corporation and the parties thereto.







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